Supplement to the prospectuses

April 15, 2009

Dear Investor,

The US Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until September 18, 2009. The board of each fund listed below (each a “fund”) approved the fund’s continued participation in the Program, and as a result, each fund applied to have the coverage extended until that date. This letter supplements the information contained in the prospectus for each fund referenced below.

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”), and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program, the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program during the final extension period (which runs through September 18, 2009), each fund paid a non-refundable extension participation payment, which amounted to 0.015% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00). This payment was in addition to a similar payment made in late 2008 for the insurance period running through April 30, 2009 (i.e., before the final insurance coverage period, which runs from May 1, 2009, through September 18, 2009).

The Program is designed to address temporary dislocations in credit markets. Additional information regarding the Program, and the previous extension period, is contained in prior supplements to the below-referenced prospectuses or in the prospectuses themselves, as applicable.

No part of this supplement, a below-referenced prospectus, or a fund itself is in any manner approved, endorsed, sponsored or authorized by the Treasury.

Fund Name	Date of Prospectus
UBS Cashfund Inc.	July 29, 2008
UBS RMA Money Fund Inc.—UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2008
UBS Managed Municipal Trust—UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2008
UBS Municipal Money Market Series—UBS RMA New Jersey Municipal Money Fund	August 29, 2008
UBS RMA Tax-Free Fund Inc.	August 29, 2008
UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund
August 28, 2008
UBS PACE Select Advisors Trust—UBS PACE Money Market Investments (Both the multi-fund Class P share PACE prospectus and the stand alone money market fund prospectus are supplemented)	November 28, 2008
UBS Master Series, Inc.—UBS Money Market Fund	June 27, 2008

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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